PENN SERIES FUNDS, INC.

Supplement dated October 5, 2016

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Mid Cap Growth Fund

Effective as of October 1, 2016, Nathan A. Brown joined Kimberly A. Scott as co-portfolio manager of the Mid Cap Growth Fund. As a result of the foregoing, the information in the Prospectus under the heading “Portfolio Manager” in the Mid Cap Growth Fund’s “Fund Summary” section is hereby replaced in its entirety by the following:

Portfolio Managers

Kimberly A. Scott, Senior Vice President of Ivy Investment Management Company, has served as portfolio manager of the Fund since May 2014.

Nathan A. Brown, Vice President of Ivy Investment Management Company, has served as portfolio manager of the Fund since October 2016.

The second paragraph of the Ivy Investment Management Company description under the heading “Management — Sub-Advisers” of the Prospectus is hereby replaced in its entirety by the following:

Kimberly A. Scott and Nathan A. Brown are primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Ms. Scott has been a Senior Vice President of Ivy since 2004 and has served as portfolio manager of the Ivy Mid Cap Growth Fund and other Ivy affiliated funds since February 2001. Ms. Scott has over 28 years of investment experience. Ms. Scott is a Chartered Financial Analyst.

Mr. Brown is a Vice President of Ivy. He has served as an assistant portfolio manager of investment companies managed by Ivy and its affiliates since February 2011. Mr. Brown earned a BBA in finance from the University of Iowa and holds an MBA with an emphasis in finance and accounting from Vanderbilt University.

In the SAI, under the section “General Information — Portfolio Managers — Ivy Investment Management Company,” each reference to the “portfolio manager” is hereby replaced by a reference to the “portfolio managers” as appropriate. Additionally, in the same section of the SAI, the portfolio manager ownership and other accounts managed information is hereby replaced in its entirety by the following:

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund as of August 31, 2016.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. None of the accounts listed below are subject to a performance-based advisory fee. The information below is provided as of August 31, 2016.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kimberly A. Scott	7	$5,968.00	1	$5.98	1	$102.51
Nathan A. Brown	1	$203.08	0	$0	0	$0

The changes described above will have no effect on the Fund’s investment objectives or principal investment strategies. The changes also will not affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8229    10/16